THE ACHIEVEMENT FUNDS TRUST

              -- MUNICIPAL BOND FUND

THE ACHIEVEMENT FUNDS TRUST (the "Trust") is a mutual fund that offers separate classes of shares of beneficial interest in seven separate portfolios. This Prospectus relates solely to the Retail Class A shares (the "shares") of the Municipal Bond Fund, a class of shares designed to offer investors ("shareholders") a convenient means of investing in a professionally managed portfolio of securities through a participating dealer. The Municipal Bond Fund also offers Institutional shares that differ from the Retail Class A shares with respect to distribution costs, sales charges and dividends.

 THE TRUST'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, INCLUDING ANY OF THE FIRST SECURITY BANKS OR ANY OF THEIR AFFILIATES OR CORRESPONDENTS. THE TRUST'S SHARES ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.


This Prospectus sets forth concisely the basic information about the Trust and the Municipal Bond Fund that a prospective investor should know before investing. Investors are advised to read this Prospectus and retain it for future reference. A Statement of Additional Information dated June 1, 1996 has been filed with the Securities and Exchange Commission (the "SEC") and is available without charge through the Distributor, SEI Financial Services Company, by written request addressed to the Distributor at 680 East Swedesford Road, Wayne, PA 19087-1658 or by calling 1-800-472-0577. The Statement of Additional Information is incorporated into this Prospectus by reference.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


JUNE 1, 1996

2

                                    SUMMARY

The Achievement Funds Trust (the "Trust") is an open-end management investment company which provides a convenient way to invest in professionally managed portfolios of securities. This Summary provides basic information about the Retail Class A shares of the Trust's Municipal Bond Fund. The Municipal Bond Fund is a diversified portfolio of securities.

INVESTMENT OBJECTIVES AND POLICIES

The MUNICIPAL BOND FUND seeks to provide as high a level of current income that is exempt from Federal income tax as is consistent with preservation of capital. The Municipal Bond Fund intends to invest primarily in municipal securities, the interest on which is exempt from Federal income taxes, which meet specified credit quality standards. There is no assurance that the Municipal Bond Fund will meet its investment objective. See "INVESTMENT OBJECTIVES AND POLICIES" and "DESCRIPTION OF CERTAIN PERMITTED INVESTMENTS."

RISK FACTORS INVOLVED WITH AN INVESTMENT IN THE MUNICIPAL BOND FUND

The net asset value of the shares of the Municipal Bond Fund will fluctuate with changes in the prices of its underlying portfolio securities. Values of fixed income securities and, correspondingly, share prices of the Municipal Bond Fund, will tend to vary inversely with interest rates and may be affected by other market and economic factors as well. There are other risks associated with the ownership of shares of a mutual fund. See "RISK FACTORS" and "DESCRIPTION OF CERTAIN PERMITTED INVESTMENTS."

THE ADVISER

First Security Investment Management, Inc. serves as investment adviser (the "Adviser") to the Municipal Bond Fund. See "THE ADVISER."

THE ADMINISTRATOR


SEI Fund Resources serves as administrator of the Trust. See "THE
ADMINISTRATOR."


THE TRANSFER AGENT

DST Systems, Inc. serves as transfer agent and divided disbursing agent for the Trust. See "GENERAL INFORMATION--Transfer Agent."

THE DISTRIBUTOR

SEI Financial Services Company serves as distributor of the Trust's shares. See "THE DISTRIBUTOR."

3

THE CUSTODIAN

CoreStates Bank, N.A. serves as custodian for the cash, securities and other assets of the Trust. See "GENERAL INFORMATION--Custodian."

PURCHASE, EXCHANGE OR REDEMPTION OF SHARES

Purchases, exchanges or redemptions of shares may be made on any day on which the New York Stock Exchange is open for business (a "Business Day"). A purchase, exchange or redemption order may be placed through a financial institution or a broker dealer that has established a dealer agreement with the Distributor, or directly with the Transfer Agent.


The Distributor has entered into an agreement with First Security Investor Services, Inc. ("FSIS") authorizing FSIS to sell Municipal Bond Fund shares as a participating dealer. Representatives of FSIS may be contacted at:


                                First Security Investor Services


                                61 South Main Street


                                Salt Lake City, Utah 84111


                                (800) 574-6609


A purchase, exchange or redemption order will be executed at a per share price equal to the net asset value per share next determined after the receipt of the purchase, exchange or redemption order. Orders must be placed prior to 4:00 p.m. Eastern time for the order to be effective on that day. The minimum initial investment is $1,000, which minimum amount may be waived by the Distributor. The minimum amount for subsequent purchases of shares is $100. Net asset value is determined as of the close of trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time) on each Business Day. See "PURCHASE AND REDEMPTION OF SHARES."

PAYMENT OF DIVIDENDS

Substantially all of the net investment income (exclusive of capital gains) of the Municipal Bond Fund is distributed in the form of dividends that are paid monthly. Any net capital gain is distributed at least annually. Distributions are paid in the form of additional shares of the Municipal Bond Fund making such distributions, unless the shareholder elects to take payment in another form. See "GENERAL INFORMATION--Dividends."

4

ESTIMATED ANNUAL OPERATING EXPENSES
(as a % of net assets)
--------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION EXPENSES(1)
Maximum sales load imposed on purchase of shares
  (as a % of the offering price)...............................................................   4.00%
ESTIMATED ANNUAL OPERATING EXPENSES
  (AS A % OF NET ASSETS)
Management Fees (after waivers)(2).............................................................   0.30%
Administration Fees............................................................................   0.20%
12b-1 Fees.....................................................................................   0.25%
Other Expenses(3)..............................................................................   0.25%
-------------------------------------------------------------------------------------------------------
Total Fund Operating Expenses
  (after waivers)(4)...........................................................................   1.00%
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------

(1) Although no fee is imposed in connection with share redemptions, a $15 fee will be charged in connection with a wire transfer of redemption proceeds.
(2) The Trust's investment adviser (the "Adviser") has agreed to waive, on a voluntary basis, a portion of its fee, and the management fee shown reflects that voluntary waiver. The Adviser reserves the right to terminate its fee waiver at any time at its sole discretion without notice to current or prospective shareholders. Absent such fee waiver, the management fee for the Municipal Bond Fund would be 0.60%.
(3) Other Expenses of the Municipal Bond Fund include all expenses except nonrecurring account fees, brokerage commissions and other capital items, Rule 12b-1 fees and management fees. See "GENERAL INFORMATION--Expenses."
(4) Absent the voluntary fee waiver described above, total estimated operating expenses for the Retail Class A shares of the Municipal Bond Fund would be 1.30%.
EXAMPLE
The following example assumes that all dividends and distributions are reinvested and that the percentage totals listed under "Estimated Annual Operating Expenses" remain the same in the years shown. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

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                                                                                       1 YEAR    3 YEARS
--------------------------------------------------------------------------------------------------------
An investor would pay the following expenses (which include sales charges) on a
  $1,000 investment, assuming a 5% annual return and redemption at the end of each
  time period:......................................................................    $ 50       $71
Absent the fee waiver described in the footnote above and in this Prospectus, an
  investor would pay the following expenses on the same investment:.................    $ 53       $80
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

The Estimated Annual Operating Expenses and Example presented above are designed to assist an investor in understanding the various costs and expenses that an investor in the Municipal Bond Fund will bear directly or indirectly. For more complete descriptions of the various costs and expenses, see "THE ADVISER," "THE DISTRIBUTOR" and "GENERAL INFORMATION--Expenses" in this Prospectus. The expense figures for "Administration Fees" and "Other Expenses" presented under the caption "Estimated Annual Operating Expenses" are based upon estimates of costs, size of total assets of the Municipal Bond Fund and fees to be charged in the current fiscal year; actual expenses may be greater or less than those estimated. The information set forth in the Estimated Annual Operating Expenses and Example relates only to the Retail Class A shares. The Municipal Bond Fund also offers Institutional shares which are subject to the same expenses except that Institutional shares do not bear certain distribution costs or sales charges.

5

THE TRUST

THE ACHIEVEMENT FUNDS TRUST (the "Trust") is an open-end series management investment company that offers shares of beneficial interest in separate investment portfolios. Each portfolio has two separate classes of shares, Institutional and Retail Class A, which differ with respect to distribution costs, sales charges and dividends. This Prospectus offers the Retail Class A shares (the "shares") of the Trust's Municipal Bond Fund. Institutional shares of the Municipal Bond Fund are only available for purchase by financial institutions investing their own funds or funds for which they act in a fiduciary, agency or custodial capacity. The Municipal Bond Fund is a diversified portfolio. Additional information pertaining to the Trust may be obtained by writing to SEI Financial Services Company, 680 East Swedesford Road, Wayne, PA 19087 or by calling 1-800-472-0577.

INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT OBJECTIVE

The Municipal Bond Fund seeks to provide as high a level of current income that is exempt from Federal income tax as is consistent with preservation of capital.

INVESTMENT POLICIES

Under normal market conditions, the Municipal Bond Fund will invest at least 80% of its assets in municipal securities the interest on which is exempt from Federal income taxes, based on opinions from bond counsel for the issuers. This investment policy is a fundamental policy of the Municipal Bond Fund. The issuers of these securities can be located in all fifty states, the District of Columbia, Puerto Rico and other U.S. territories and possessions. The Municipal Bond Fund will not invest more than 10% of its assets in municipal securities of issuers located in any single state, territory or possession. Under normal market conditions, the Municipal Bond Fund will invest at least 80% of its total assets in securities the interest on which is not a preference item for purposes of the alternative minimum tax. Although the Adviser intends to invest solely in municipal securities, up to 20% of all of the assets of the Municipal Bond Fund can be invested in U.S. Treasury obligations or when suitable municipal securities are not available.

The Municipal Bond Fund may purchase the following types of municipal securities, but only if such securities, at the time of purchase, have the requisite ratings set forth below or are of comparable quality as determined by the Adviser.

    (i) Municipal bonds rated BBB or better by S&P or Baa or better by Moody's. Municipal bonds held by the Municipal Bond Fund will, on a dollar-weighted basis, have a rating of A or better. The Municipal Bond Fund may not invest more than 20% of its assets in municipal bonds rated BBB by S&P or Baa by Moody's.

    (ii)  Municipal notes rated at least SP-1 by S&P or MIG-1 by Moody's.

    (iii) Tax-exempt commercial paper rated at least A-1 by S&P or Prime-1 by Moody's.

    (iv) Municipal lease obligations that have the ratings specified in (i) above or that are of comparable quality as determined by the Adviser upon consideration of relevant factors specified by the board of trustees of the Trust (the "Trustees"), including the likelihood that the lease related to the obligation will be cancelled or that funds will not be appropriated for payment thereof. Municipal lease obligations that are subject to an annual appropriation by the issuer may be purchased by the Municipal Bond Fund only if the security in question is insured by an approved municipal insurance company (e.g. AMBAC Indemnity Corporation, Municipal Bond Investors Assurance Corporation, Financial Guaranty Insurance Company).

    (v) Shares of mutual funds that invest primarily in municipal bonds, municipal notes, tax-exempt commercial paper or municipal lease obligations

6

    that have the ratings specified above. Up to 10% of the assets of the Municipal Bond Fund may be invested in such mutual fund shares.

In the event the credit quality of municipal securities owned by the Municipal Bond Fund declines below the applicable criteria outlined above, the Adviser may consider selling such securities. For a description of ratings, see "Appendix."

The Municipal Bond Fund may invest in variable and floating rate obligations, municipal zero coupon securities, may purchase securities on a "when-issued" basis and reserves the right to engage in transactions involving standby commitments. The Municipal Bond Fund may invest up to 15% of its assets in illiquid securities that are of comparable quality, as determined by the Adviser, to the ratings discussed above. The Municipal Bond Fund may also borrow money in aggregate amounts not in excess of 5% of its total assets.

For temporary defensive purposes when the Adviser determines that market conditions warrant, the Municipal Bond Fund may invest up to 100% of its assets in tax-exempt money market mutual funds, U.S. Treasury obligations and cash reserves. To the extent that the Municipal Bond Fund is engaged in temporary defensive investments, it will not be pursuing its investment objective.

Under normal circumstances, it is anticipated that the annual turnover rate of the investments of the Municipal Bond Fund will be less than 100%.

In placing orders for the execution of transactions in portfolio securities, it is the Trust's policy to obtain the best net results taking into account such factors as price, size, type and difficulty of the transaction involved, a brokerage firm's general execution and operational facilities and the firm's risk in positioning the securities involved. The Municipal Bond Fund may execute brokerage or other agency transactions through the Distributor or its affiliates or through affiliates of the Adviser for a commission in conformity with the Investment Company Act of 1940 (the "1940 Act"), the Securities Exchange Act of 1934 and rules of the SEC. The Trust will not purchase portfolio securities from any affiliated person acting as a principal except in conformity with the regulations of the SEC.

For additional information regarding risks and permitted investments of the Municipal Bond Fund, see "RISK FACTORS" and "DESCRIPTION OF CERTAIN PERMITTED INVESTMENTS."

RISK FACTORS

FIXED INCOME SECURITIES--The market value of fixed income securities will change in response to interest rate changes and other factors. During periods of falling interest rates, the value of outstanding fixed income securities generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the credit rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of portfolio securities will not necessarily affect cash income derived from those securities but will affect the net asset value of the Municipal Bond Fund's shares.

RATED SECURITIES--The Municipal Bond Fund may invest in municipal securities rated no less than investment grade by either S&P or Moody's. Up to 20% of the Municipal Bond Fund's assets may be invested in municipal bonds in the lowest investment grade debt category (i.e, bonds rated BBB by S&P or Baa by Moody's), which have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity on the part of issuers of such municipal bonds to make principal and interest payments than is the case with higher grade bonds. The Municipal Bond Fund may retain a municipal security which was rated as investment grade at the

7

time of purchase but whose rating is subsequently downgraded below investment grade.

OTHER PERMITTED INVESTMENTS--Certain of the other investments permitted for the Municipal Bond Fund pose special risks in addition to those risks described above. See "DESCRIPTION OF CERTAIN PERMITTED INVESTMENTS--Repurchase Agreements," and "--Standby Commitments," in this Prospectus and the description of permitted investments in the Statement of Additional Information.

THERE IS NO ASSURANCE THAT THE MUNICIPAL BOND FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

INVESTMENT LIMITATIONS

The Municipal Bond Fund may not:

1. With respect to 75% of its total assets, purchase securities of any issuer (except securities issued or guaranteed by the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the total assets of the Municipal Bond Fund would be invested in the securities of such issuer or it would hold more than 10% of the outstanding voting securities of that issuer.

2. Purchase securities of any issuer (except securities issued or guaranteed by the United States Government, its agencies or instrumentalities) if, as a result, more than 25% of the total assets of the Municipal Bond Fund would be invested in the securities of companies whose principal business activities are in the same industry.

3. Borrow money except for temporary or emergency purposes and then only in an amount not exceeding 5% of the value of the total assets of the Municipal Bond Fund. All borrowings will be repaid before making additional investments and any interest paid on such borrowings will reduce the income of the Municipal Bond Fund.

The foregoing percentage limitations will apply at the time of the purchase of a security or the time that money is borrowed. Additional investment limitations are set forth in the Statement of Additional Information.

FUNDAMENTAL POLICIES

The investment objective and investment limitations stated above are fundamental policies of the Municipal Bond Fund. Fundamental policies of the Municipal Bond Fund cannot be changed without the consent of the holders of a majority of the Municipal Bond Fund's outstanding shares. The term "majority of the outstanding shares" of the Municipal Bond Fund as used in this Prospectus means the vote of
(i) 67% or more of the Municipal Bond Fund's shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Municipal Bond Fund are present or represented by proxy, or (ii) more than 50% of the Municipal Bond Fund's outstanding shares, whichever is less.

THE ADVISER

First Security Investment Management, Inc. ("FSIM" or the "Adviser") serves as investment adviser to the Municipal Bond Fund pursuant to an investment advisory agreement (the "Advisory Agreement") with the Trust. The selection of FSIM to serve as investment adviser to the Municipal Bond Fund was approved by the Trustees and the initial shareholder of the Municipal Bond Fund. Under the Advisory Agreement, the Adviser makes investment decisions for the Municipal Bond Fund and continuously reviews, supervises and administers the Municipal Bond Fund's investment program.

Under the Advisory Agreement, FSIM is entitled to receive a fee for the services it provides, which is calculated daily and paid monthly, at an annual rate of 0.60% of the average daily net assets of the Municipal Bond Fund. The Adviser has voluntarily waived a portion of its fee for the Municipal Bond Fund's current fiscal year so that total operating expenses for the Municipal Bond Fund (excluding 12b-1 fees) will not exceed 0.75%. When the fee waiver is in effect, the fee payable to the Adviser will be calculated by applying 0.30% to the average daily

8

net assets of the Municipal Bond Fund. The Adviser may revoke its fee waiver at any time at its sole discretion without notice to any current or prospective shareholders.

FSIM, incorporated in August 1984, is a wholly-owned, indirect subsidiary of First Security Corporation, a financial services organization and registered bank holding company with headquarters in Utah. In addition to advising the Municipal Bond Fund, FSIM provides investment advisory services to the Trust's other portfolios and its advisory experience includes the management of various collective and common investment funds and the provision of investment management services to another investment company, banks and thrift institutions, corporate and profit-sharing trusts, Taft-Hartley organizations, municipal and state retirement funds, charitable foundations, endowments and individual investors throughout the United States. FSIM had approximately $4.3 billion under management at December 31, 1995. FSIM is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and has offices at 61 South Main Street, Salt Lake City, Utah 84111, at 119 North 9th Street, Boise, Idaho 83730 and at 219 Central Avenue NW, 3rd Floor, Albuquerque, New Mexico 87102.

The following individual is responsible for the day-to-day management of the Municipal Bond Fund:

James A. Schuck has been a Vice President and Senior Portfolio Manager of the Adviser since 1984 and has managed collective investment funds with investment objectives similar to those of the Municipal Bond Fund since that time. Mr. Schuck is also responsible for management of the Trust's Short Term Municipal Bond Fund and Idaho Municipal Bond Fund.

Banking laws and regulations, including the Glass-Steagall Act as currently interpreted by the Board of Governors of the Federal Reserve System, prohibit a bank holding company registered under the Bank Holding Company Act of 1956 or any affiliate thereof from sponsoring, organizing, controlling, or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling or distributing securities, but do not prohibit such a bank holding company or affiliate from acting as investment adviser, transfer agent, or custodian to such an investment company, or from purchasing shares of such a company as agent for and upon the order of a customer, or from performing any combination of such services. FSIM and the Trust believe that FSIM may perform the advisory services for the Trust described in this Prospectus. However, future changes in legal requirements relating to the permissible activities of banks and their affiliates, as well as future interpretations of present requirements, could prevent FSIM from continuing to perform investment advisory services for the Trust.

If FSIM or any other service providers were prohibited from performing services for the Trust, it is expected that the Board of Trustees of the Trust would recommend to the Trust's shareholders that they approve new agreements with another entity or entities qualified to perform such services and selected by the Board.

THE ADMINISTRATOR

SEI Fund Resources, 680 East Swedesford Road, Wayne, PA 19087, a wholly-owned subsidiary of SEI Financial Management Corporation, a wholly-owned subsidiary of SEI Corporation ("SEI"), provides the Trust with administrative services (other than investment advisory services), accounting services, regulatory reporting, all necessary office space, equipment, personnel and facilities, pursuant to an administration agreement with the Trust (the "Administration Agreement"). For these services, the Administrator is entitled to a fee from the Municipal Bond Fund in an amount which is calculated at an annual rate of 0.20% of its average daily net assets.

9

THE DISTRIBUTOR

SEI Financial Services Company (the "Distributor"), 680 East Swedesford Road, Wayne, PA 19087, a wholly-owned subsidiary of SEI, serves as the distributor for the Municipal Bond Fund pursuant to a distribution agreement (the "Distribution Agreement") which applies to Institutional and Retail Class A shares of the Municipal Bond Fund. The Trust has adopted a distribution plan for the Retail Class A shares (the "Retail Plan") of the Municipal Bond Fund in accordance with the provisions of Rule 12b-1 under the 1940 Act. The Trust may also execute brokerage or other agency transactions through the Distributor for which the Distributor may receive usual and customary compensation. The Trust intends to operate the Retail Plan in accordance with its terms and with the National Association of Securities Dealers, Inc. ("NASD") rules concerning sales charges.

The Distribution Agreement and Retail Plan provide for payment to the Distributor of a total fee in connection with the servicing of shareholder accounts of the Retail Class A shares, calculated and payable monthly, at the annual rate of 0.25% of the value of the average daily net assets of such class. All or any portion of such total fee may be payable as a Shareholder Servicing Fee, and all or any portion of such total fee may be payable as a Distribution Fee, as determined from time to time by the Trustees of the Trust. All such fees are currently designated and payable as a Shareholder Servicing Fee.

The Shareholder Servicing Fee may be used by the Distributor to provide compensation for ongoing servicing or maintenance of shareholder accounts with respect to the Retail Class A class of the Municipal Bond Fund. Compensation may be paid by the Distributor to persons, including employees of the Distributor, and institutions who respond to inquiries of holders of Retail Class A shares regarding their ownership of shares or their accounts with the Trust or who provide other administrative or accounting services not otherwise provided by the Adviser, transfer agent or other agent of the Trust.

Payments under the Retail Plan are not tied exclusively to the expenses for shareholder servicing activities actually incurred by the Distributor, so that such payments may exceed expenses actually incurred by the Distributor. The Trust's Board of Trustees will evaluate the appropriateness of the Retail Plan and its payment terms on a continuing basis and in doing so will consider all relevant factors, including expenses borne by the Distributor and amounts it receives under the plan.

The Trust's Adviser and the Distributor may, at their option and in their sole discretion, make payments from their own resources to cover costs of additional shareholder servicing activities.

PURCHASE, EXCHANGE AND REDEMPTION OF SHARES

PARTICIPATING DEALERS

Shares of the Municipal Bond Fund may be purchased, exchanged or redeemed through a financial intermediary, such as a broker-dealer, bank or other financial institution or organization, which has entered into an agreement with the Distributor to sell shares (a "Participating Dealer"). Persons ("Customers") wishing to purchase shares, or who wish to exchange or redeem shares already purchased, should contact their Participating Dealer for information about the services available to them and for specific instructions on how to purchase, exchange or redeem shares.

The Distributor has entered into an agreement with First Security Investor Services, Inc. ("FSIS") authorizing FSIS to sell Municipal Bond Fund shares as a Participating Dealer. FSIS representatives may be contacted at:

   First Security Investor Services
   61 South Main Street
   Salt Lake City, Utah 84111
   (800) 574-6609

Participating Dealers may impose a cut-off time earlier than those described below for receipt of purchase,

10

exchange or redemption orders directed through them to allow for processing and transmittal of those orders to the Transfer Agent for effectiveness the same day. Shares purchased by Customers through Participating Dealers may be held of record by the Participating Dealer. Customers who desire to transfer the registration of shares beneficially owned by them but held of record by a Participating Dealer should contact their Participating Dealer to accomplish such change. Depending upon the terms of a particular Customer account, a Participating Dealer may charge a Customer account fees. Information concerning these services and any charges should be obtained by the Customer from the Participating Dealer.

GENERAL INFORMATION ON SHARE PURCHASES

Customers wishing to purchase shares of the Municipal Bond Fund should contact a Participating Dealer for information on the services available to them and for specific instructions on how to purchase shares. The Participating Dealer may indicate that the Customer may purchase shares by contacting the Transfer Agent directly by mail or by wire as described below. Existing shareholders may purchase additional shares through an automatic investment plan or exercise of a distribution investment option.

The minimum initial investment in the shares is $1,000; however, the minimum investment may be waived at the Distributor's discretion. All subsequent purchases must be in amounts of at least $100 (including purchases through payroll deductions authorized pursuant to pre-approved payroll deduction plans). Shares may be purchased on days on which the New York Stock Exchange is open for business ("Business Days"). Orders for the purchase of shares must be received before 4:00 p.m. Eastern time on any Business Day for the order to be accepted on that Business Day. The Trust reserves the right to reject a purchase order when the Distributor determines that it is not in the best interest of the Trust or shareholders to accept such purchase order.

PURCHASE BY MAIL


A Customer may purchase shares of the Municipal Bond Fund by completing and signing an Account Application form and mailing it, along with a check (or other negotiable bank instrument or money order) payable to "The Achievement Funds Trust, (Portfolio Name)" to a Participating Dealer, or in some cases to the Transfer Agent at P.O. Box 419448, Kansas City, Missouri 64141-6448. All purchases made by check shall be in U.S. dollars and made payable to "The Achievement Funds Trust, (Portfolio Name)". Third party checks, credit card checks and cash will not be accepted. Orders placed by mail will be executed on receipt of payment by the Transfer Agent. If a Customer's check does not clear, the purchase will be canceled and the Customer could be liable for any losses or fees incurred.


Account Application forms may be obtained by calling the Distributor at 1-800-472-0577.

PURCHASE BY WIRE

A Customer may purchase shares by wiring funds through the Federal Reserve wire transfer system ("Fedwire"), provided that an Account Application has been previously received. Customers purchasing shares by wire should instruct their bank to transfer funds by wire to: United Missouri Bank of Kansas, N.A.; ABA #10-10-00695; for Account #98-7060-046-3; further credit Municipal Bond Fund. The wire instructions must include the Customer's name and account number. An order to purchase shares by wire will be deemed to have been received by the Trust on the Business Day of the wire, provided that the Customer wires funds to the Transfer Agent prior to 4:00 p.m. Eastern time. If the Transfer Agent does not receive the wire by 4:00 p.m. Eastern time, the order will be executed the next business day.

AUTOMATIC INVESTMENT PLAN

Shares of the Municipal Bond Fund may be purchased systematically through transfers from

11

checking or savings accounts maintained by certain banks. Customers may purchase shares on a fixed schedule (monthly, quarterly, semi-annually or annually) with a minimum investment amount of $100. The Automatic Investment Plan is subject to sales charges, minimum purchase amounts and minimum maintained balance requirements disclosed in "General Information on Share Purchases", "Sales Charges" and under "Other Information Regarding Redemptions".

DISTRIBUTION INVESTMENT OPTION

If directed by the Customer, distributions of dividends and capital gains made by the Municipal Bond Fund may be invested in shares of one of the other portfolios of the Trust, if such shares are available for sale. Investments of distributions in shares of other portfolios must meet the applicable initial investment minimum, or be made in an existing account and meet the applicable additional purchase minimum. Such investments will not be subject to sales charges. A Customer considering the Distribution Investment Option should consider the differences in objectives and policies of another portfolio before making any investment in such portfolio. The Trust reserves the right to terminate this Distribution Investment Option without further notice to shareholders.

SALES CHARGES

The purchase of shares of the Municipal Bond Fund is subject to a sales charge which varies depending on the size of the purchase. The following tables show the regular sales charges on Municipal Bond Fund shares to a single purchaser, together with the reallowance paid to dealers and the agency commission paid to brokers (collectively, the "Commission").

12

                                                                                    REALLOWANCE AND
                                       SALES CHARGE AS      SALES CHARGE AS      BROKERAGE COMMISSIONS
                                       A PERCENTAGE OF      A PERCENTAGE OF         AS A PERCENTAGE
         AMOUNT OF PURCHASE            OFFERING PRICE     NET AMOUNT INVESTED      OF OFFERING PRICE
------------------------------------------------------------------------------------------------------
less than $50,000...................        4.00%                4.17%                   3.60%
$50,000 but less than $100,000......        3.50%                3.63%                   3.15%
$100,000 but less than $250,000.....        3.00%                3.09%                   2.70%
$250,000 but less than $500,000.....        2.50%                2.56%                   2.25%
$500,000 but less then $1,000,000...        2.00%                2.04%                   1.80%
$1,000,000 and over(1)..............       --                  --                     --
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------

(1) Although no sales charge is paid by a Customer investing amounts over $1,000,000, a brokerage commission may be paid in connection with such transactions.

Under certain circumstances, commissions up to the amount of the entire sales charge may be reallowed to certain investment professionals, who might then be deemed to be "underwriters" under the Securities Act of 1933, as amended.


REDUCTION OF SALES CHARGE: RIGHT OF ACCUMULATION. In calculating the sales charge rates applicable to current purchases of shares of the Municipal Bond Fund, a single purchaser is entitled to combine current purchases with the current market value of previously purchased shares of the Municipal Bond Fund, or previously purchased shares of other portfolios of the Trust or of the ProVantage class of shares of certain portfolio the SEI Family of Funds offered as part of The Achievement Funds, which are sold subject to a comparable sales charge. See the tables above for the sales charge on quantity purchases.


REDUCTION OF SALES CHARGE: LETTER OF INTENT. Reduced sales charges are also applicable to the aggregate amount of purchases made by any qualified Customer within a 13-month period pursuant to a written Letter of Intent provided to the Distributor that does not legally bind the signer to purchase any set number of shares and provides for the holding in escrow by the Distributor of 5% of the amount purchased until such purchase is completed within the 13-month period. A Letter of Intent may be dated to include shares purchased up to 90 days prior to the date the Letter of Intent is signed. The 13-month period begins on the date of the earliest purchase. If the intended investment is not completed, the Distributor will surrender an appropriate number of the escrowed shares for redemption in order to recover the difference between the sales charge imposed under the Letter of Intent and the sales charge that would have otherwise been imposed.

REINSTATEMENT PRIVILEGE: A shareholder who has redeemed shares of the Municipal Bond Fund has a one-time right to reinvest the redemption proceeds in shares of the Municipal Bond Fund at net asset value as of the time of reinvestment. Such a reinvestment must be made within 30 days of the redemption and is limited to the amount of the redemption proceeds. Although redemptions and repurchases of shares are taxable events, a reinvestment within such 30-day period in the same fund is considered a "wash sale" and results in the inability to recognize currently all or a portion of a loss realized on the original redemption for federal income tax purposes. The shareholder or his or her Participating Dealer must notify the Transfer Agent at the time the trade is placed that the transaction is a reinvestment.


SALES CHARGE WAIVERS: No sales charge is imposed on shares of the Municipal Bond Fund (i) issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Trust is a party, (ii) sold to dealers or brokers that have a sales agreement with the Distributor for their own account or for retirement plans for employees or sold to present employees of dealers or brokers that certify to the Distributor at the time of purchase that such purchase is for their own account, (iii) sold to present employees of SEI or

13


one of its affiliates; (iv) sold to present employees of First Security Corporation or one of its affiliates; (v) sold to persons participating in certain financial services programs offered by the bank affiliates of First Security Corporation and authorized for sales charge waiver by the Distributor;
(vi) sold to Trustees and officers of the Trust; (vii) purchased with the proceeds from the recent redemption of shares of the Municipal Bond Fund as set forth above under Reinstatement Privilege; (viii) purchased through the exercise of a Distribution Option described above; and (ix) purchased with proceeds from the recent redemption of shares of a registered open-end management investment company for which a front-end sales load was paid (deferred sales charges paid upon redemption do not qualify for this waiver).


The waiver of the sales charge under clause (ix) applies only if the following conditions are met: the purchase must be made within 30 days of the redemption; the Distributor must be notified in writing by the investor, or his or her agent, at the time the purchase is made; and a copy of the investor's account statement showing such redemption must accompany such notice. The waiver policy with respect to the purchase of shares through the use of proceeds from a recent redemption above may be discontinued at any time without notice. Investors should contact the Distributor to confirm continued availability prior to initiating the procedures described above.

OTHER INFORMATION REGARDING PURCHASES

Shares of the Municipal Bond Fund are sold on a continuous basis and are offered only to residents of states in which the shares are eligible for purchase. No certificates representing shares will be issued. The purchase price of shares is the net asset value next determined after a purchase order is received and accepted plus the applicable sales charge. The net asset value per share of the Municipal Bond Fund is determined by dividing the total value of its investments and other assets, less any liabilities, by the total outstanding shares of the Municipal Bond Fund. The Municipal Bond Fund's investments will be valued at their last sales price as described in the Statement of Additional Information. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time) on each Business Day.

The Distributor may, from time to time and at its own expense, provide promotional incentives in the form of cash or other compensation to certain investment professionals or financial institutions whose registered representatives have sold or are expected to sell significant amounts of the shares of the Municipal Bond Fund. Such other compensation may take the form of payments for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives to places within or outside of the United States.

EXCHANGE PRIVILEGES

Once payment for shares has been received (i.e., an account has been established), a shareholder may exchange some or all of such shares for Retail Class A shares of other portfolios of the Trust including the Equity Fund, Balanced Fund, Intermediate Term Bond Fund, Short Term Bond Fund, Short Term Municipal Bond Fund and Idaho Municipal Bond Fund ("Trust Portfolios") or for Class D shares of certain portfolios of the SEI Family of Funds currently offered as part of The Achievement Funds, including the Treasury Securities Portfolio of the SEI Liquid Asset Trust and the Tax Free Portfolio of the SEI Tax Exempt Trust (the "SEI Money Market Funds"), the Small Cap Growth Portfolio of the SEI Institutional Managed Trust and the Core International Equity Portfolio of the SEI International Trust (together with the SEI Money Market Funds, the "SEI Funds").

Exchanges are made at net asset value plus any applicable sales charge. If, within 6 months of their acquisition, Municipal Bond Fund shares are exchanged for shares of another Trust Portfolio or the SEI Funds with a higher sales charge, the customer will pay the difference between the sales charges in

14

connection with the exchange. No refund of a sales charge will be made if shares of a Municipal Bond Fund are exchanged for shares of another Trust Portfolio or an SEI Fund that imposes a lower sales charge. No additional sales charge will be imposed in connection with an exchange of shares of a Municipal Bond Fund for shares of another Trust Portfolio or an SEI Fund if such exchange occurs more than 6 months after the Customer's purchase of the Municipal Bond Fund shares disposed of in the exchange. Shares of a Municipal Bond Fund may be exchanged for shares of an SEI Money Market Fund without imposition of a sales charge by the SEI Money Market Fund. Such SEI Money Market Fund shares may subsequently be exchanged for shares of the Municipal Bond Fund, but such an exchange, if consummated after 30 days of the initial exchange, will be subject to imposition of the full sales charge associated with an acquisition of shares of the Municipal Bond Fund.

If a shareholder buys shares of the Municipal Bond Fund and receives a sales charge waiver, the shareholder will be deemed to have paid the sales charge for purposes of this exchange privilege. In calculating any sales charge payable on an exchange, the Trust will assume that the first shares exchanged are those on which a sales charge has already been paid. Sales charge waivers may also be available under certain circumstances, as described in this Prospectus. The Trust reserves the right to change the terms and conditions of the exchange privilege discussed herein, or to terminate the exchange privilege, upon sixty days' notice.

Shareholders should contact a Participating Dealer for instructions on how to exchange shares. Exchanges will be made only after receipt of proper instructions in writing or by telephone (an "Exchange Request") for an established account by the Transfer Agent. The liability of the Trust, the Distributor or the Transfer Agent for unauthorized or fraudulent telephone instructions may be limited as described under "PURCHASE, EXCHANGE AND REDEMPTION OF SHARES--Redemption of Shares--By Telephone." If an Exchange Request in good order is received by the Transfer Agent by 4:00 p.m. Eastern time on any Business Day, the exchange will ordinarily be effective on that day. Any Customer who wishes to make an exchange must have received a current prospectus of the Trust Portfolio or SEI Fund into which the exchange is being made before the exchange will be effected. Information contained in this Prospectus concerning sales charges imposed by SEI Funds is subject to change by the SEI Funds.

An exchange between the Retail Class A shares and the Institutional class shares of the Municipal Bond Fund is generally not permitted, except that exchanges between the classes will be permitted should a Retail Class A shareholder become eligible to purchase Institutional class shares. For example, a Retail Class A shareholder may establish a trust account that is eligible to purchase shares of the Institutional class. In this case, an exchange will be permitted between the Retail Class A class of the Municipal Bond Fund and the Institutional class of the Municipal Bond Fund at net asset value, without the imposition of a sales charge, fee or other charge. An exchange from the Institutional class of the Municipal Bond Fund to the Retail Class A class of the Municipal Bond Fund will occur automatically when an Institutional class shareholder becomes ineligible to invest in the Institutional class at net asset value, without the imposition of a sales load, fee or other charge. The Trust will provide at least thirty days' notice of any such exchange. After the exchange, the exchanged shares will be subject to all fees applicable to the Retail Class A shares. The Trust reserves the right to require shareholders to complete an application or other documentation in connection with the exchange.

Each exchange between the Municipal Bond Fund and a Trust Portfolio or an SEI Fund actually represents the sale of shares of one portfolio and the purchase of shares in the other, which may produce a gain or loss for tax purposes. In order to protect the Municipal Bond Fund's performance and its shareholders, the Trust discourages frequent exchange activity in response to short-term market fluctuations. The Trust reserves the right to modify or

15

withdraw the exchange privilege or to suspend the offering of shares in any class without notice to shareholders if, in the Adviser's judgment, the Municipal Bond Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. The Municipal Bond Fund also reserves the right to reject any specific purchase order, including certain purchases by exchange.

REDEMPTION OF SHARES

Shareholders may redeem their shares without charge on any Business Day by mail, by telephone or through a systematic withdrawal plan. Shareholders should contact a Participating Dealer for information on how to redeem shares. Redemption proceeds will be sent by check by the Federal Reserve System's automated clearance house ("ACH") or by Fedwire to or for the account of the record owner of the shares redeemed. A wire redemption charge (presently $15.00) will be deducted from the amount of proceeds of a redemption that are transferred by ACH or Fedwire.

REDEMPTIONS BY MAIL

A written request for redemption must be received by the Transfer Agent, P.O. Box 419448, Kansas City, Missouri 64141-6448 in order to constitute a valid redemption request.

If the redemption request exceeds $5,000, or if the request directs the proceeds to be sent to an address different from that of record, the Transfer Agent may require that the signature on the written redemption request be guaranteed. Customers should be able to obtain a signature guarantee from a bank, broker-dealer, credit union, securities exchange or association, clearing agency or savings association. Notaries public cannot guarantee signatures. The signature guarantee requirement will be waived if all of the following conditions apply: (1) the redemption is for not more than $5,000 worth of shares, (2) the redemption check is payable to the shareholder of record and (3) the redemption check is mailed to the shareholder at his or her address of record.

REDEMPTIONS BY TELEPHONE


If authorized by a Shareholder in the account application, shares may be redeemed upon request made by the Shareholder by telephone to the Transfer Agent at 1-800-472-0577, or by contacting a Participating Dealer. Shareholders may not close their accounts by telephone.


Neither the Trust, the Distributor nor the Transfer Agent will be responsible for any loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes to be genuine. The Trust, the Distributor and the Transfer Agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions. The Trust, the Distributor or Transfer Agent may be liable for losses resulting from fraudulent or unauthorized instructions if it does not employ these procedures.

If market conditions are extraordinarily active, or other extraordinary circumstances exist, and a shareholder experiences difficulties placing redemption orders by telephone, the shareholder may wish to consider placing an order by mail.

SYSTEMATIC WITHDRAWAL PLAN

A systematic withdrawal plan can be established for the Municipal Bond Fund account. Under the plan, redemptions can be automatically processed from accounts (monthly, quarterly, semi-annually or annually) by check or by ACH transfer with a minimum redemption amount of $100. The Municipal Bond Fund account must maintain a minimum balance of $10,000 at all times while the systematic withdrawal plan is in effect.

16

OTHER INFORMATION REGARDING REDEMPTIONS

All redemption orders are effected at the net asset value per share next determined after receipt and effectiveness of a valid request for redemption, as described above. A redemption order will be effective on the same Business Day it is received if it is received by the Transfer Agent before 4:00 p.m. Eastern time; otherwise, the redemption order will be effective on the following Business Day. Net asset value per share is determined as of the close of trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time) on each Business Day. Payment to shareholders for shares redeemed will be made within seven days after receipt by the Transfer Agent of the redemption request in good order. Participating Dealers may impose an earlier cut-off time for receipt of redemption orders directed through them to allow for processing and transmittal of these orders to the Distributor for effectiveness the same day.

At various times, the Municipal Bond Fund may be requested to redeem shares for which it has not yet received good payment. In such circumstances, redemption proceeds will be forwarded upon collection of payment for the shares; collection of payment may take 10 or more days. The Municipal Bond Fund intends to pay cash for all shares redeemed, but under abnormal conditions which make payment in cash unwise, payment may be made wholly or partly in portfolio securities with a market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

Due to the relatively high cost of handling small investments, the Trust reserves the right to redeem, at net asset value, the shares of any shareholder if, because of redemptions of shares by or on behalf of the shareholder, the account of such shareholder in the Municipal Bond Fund has a value of less than $1,000. Before the Trust exercises its right to redeem such shares and send the proceeds to the shareholder, the shareholder will be given notice that the value of the shares in his or her account is less than the minimum amount and will be allowed 60 days to make an additional investment in the Municipal Bond Fund in an amount which will increase the value of the account to at least $1,000.

See "Purchase and Redemption of Shares" in the Statement of Additional Information for examples of when the right of redemption may be suspended.

PERFORMANCE

From time to time the Municipal Bond Fund may advertise yield and total return, and may also advertise a "taxable equivalent yield." These figures are based on historical earnings and are not intended to indicate future performance. No representation can be made concerning actual future yields or returns. The yield of the Municipal Bond Fund refers to the income generated by a hypothetical investment, net of any sales charge, in the Municipal Bond Fund over a thirty day period. This income is then "annualized," i.e., the income over thirty days is assumed to be generated over one year and is shown as a percentage of the investment.

A "taxable equivalent yield" is calculated by determining the yield that would have been achieved on a fully taxable investment to produce the after-tax equivalent of the Municipal Bond Fund's yield, assuming certain rates of taxation for a shareholder.

The total return of the Municipal Bond Fund refers to the average compounded rate of return on a hypothetical investment for designated time periods, assuming that the entire investment is redeemed at the end of each period and assuming the reinvestment of all dividend and capital gain distributions.

The Municipal Bond Fund may periodically compare its performance to that of other mutual funds tracked by mutual funds rating services (such as Lipper Analytical Services, Inc.), financial and business publications and periodicals, broad groups of comparable mutual funds or unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs. The Municipal Bond Fund

17

may advertise performance that includes results from periods during which the initial assets of the Municipal Bond Fund were held in a predecessor collective investment trust managed by the Adviser. The Municipal Bond Fund may quote a service that ranks mutual funds on the basis of risk-adjusted performance (such as Morningstar, Inc.). The Municipal Bond Fund may use long-term performance of appropriate capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in the appropriate capital markets. The Municipal Bond Fund may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy and investment techniques.

The Municipal Bond Fund may quote various measures of volatility and benchmark correlation in advertising and may compare these measures to those of other funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be. Measures of volatility and correlation are calculated using averages of historical data and cannot be calculated precisely.

TAXES

The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of the Municipal Bond Fund or their shareholders. Accordingly, shareholders are urged to consult their tax advisers regarding specific questions as to federal, state and local income taxes. State and local tax consequences of an investment in the Municipal Bond Fund may differ from the federal income tax consequences described below. Additional information concerning taxes is set forth in the Statement of Additional Information.

TAX STATUS OF THE MUNICIPAL BOND FUND

The Municipal Bond Fund is treated as a separate entity for federal income tax purposes and is not combined with the Trust's other portfolios. The Municipal Bond Fund intends to qualify for the special tax treatment afforded regulated investment companies ("RICs") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), so as to be relieved of federal income tax on investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses) distributed to Shareholders.

TAX STATUS OF DISTRIBUTIONS

The Municipal Bond Fund intends to distribute substantially all of its net investment income (including net short-term capital gains and realized market discounts) to shareholders. If, at the close of each quarter of its taxable year, at least 50% of the value of the Municipal Bond Fund's total assets consists of obligations the interest on which is excludable from gross income, the Municipal Bond Fund may distribute its net tax-exempt interest income as "exempt-interest dividends" to its shareholders. Exempt-interest dividends are excludable from a shareholder's gross income for federal income tax purposes but may have certain collateral federal tax consequences including alternative minimum tax consequences. In addition, the receipt of exempt-interest dividends may cause persons receiving Social Security or Railroad Retirement benefits to be taxable on a portion of such benefits. See the Statement of Additional Information.

Current federal tax law limits the types and volume of bonds qualifying for the federal income tax exemption of interest, which may have an effect on the ability of the Municipal Bond Fund to purchase sufficient amounts of tax-exempt securities to satisfy the Code's requirements for the payment of exempt-interest dividends.

18

Any dividends paid out of net short-term capital gains and realized market discount or out of any income received by the Municipal Bond Fund from taxable securities will be taxable to shareholders as ordinary income (whether received in cash or in additional shares) to the extent of the Municipal Bond Fund's earnings and profits and will not qualify for the dividends-received deduction for corporate shareholders. Distributions to shareholders of net capital gains of the Municipal Bond Fund also will not qualify for the corporate dividends received deduction and will be taxable to shareholders as long-term capital gain, whether received in cash or additional shares, and regardless of how long a shareholder has held the shares.

The Municipal Bond Fund will report annually to shareholders the percentage of its net investment income which is exempt from the regular federal income tax, which constitute items of tax preference for purposes of the federal alternative minimum tax, and which are fully taxable. The Municipal Bond Fund will apply such percentages uniformly to all distributions declared from net investment income during each report year. These percentages may differ significantly from the actual percentages for any particular day.

An investment in the Municipal Bond Fund is not intended to constitute a balanced investment program. Shares of the Municipal Bond Fund would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts since such plans and accounts generally qualify for deferral of taxes on income or gains and, therefore, not only would not gain any additional benefit from the dividends of the Municipal Bond Fund being tax-exempt, but also such dividends would be taxable when distributed to the beneficiary.

ADDITIONAL FEDERAL TAX INFORMATION

Dividends declared by the Municipal Bond Fund in October, November or December of any year and payable to shareholders of record on a date in any such month will be deemed to have been paid by the Municipal Bond Fund and received by the shareholders on December 31 of that year if paid at any time during the following January.

The Municipal Bond Fund intends to make sufficient distributions prior to the end of each calendar year to avoid liability for federal excise tax.

Shareholders should consult their tax advisers concerning the state and local tax consequences of investment in the Municipal Bond Fund, which may differ from federal income tax consequences described above.

GENERAL INFORMATION

THE TRUST

The Trust was organized as an unincorporated business trust under the laws of Massachusetts on December 16, 1988 pursuant to a Master Trust Agreement of that date, which agreement was amended and restated on October 7, 1994 and was further amended on December 1, 1994 (as further amended from time to time, the "Trust Agreement").

In addition to the Municipal Bond Fund, the Trust currently offers shares of beneficial interest in six separate investment portfolios designated as the Equity Fund, Balanced Fund, Intermediate Term Bond Fund, Short Term Bond Fund, Short Term Municipal Bond Fund and Idaho Municipal Bond Fund. The Trust may issue an unlimited number of shares of each of its portfolios. Each share is entitled to such dividends and distributions out of income earned on the assets of such portfolio as are declared in the discretion of the Trust's Board of Trustees. When issued and paid for, shares will be fully paid and non-assessable by the Trust and will have no preference, conversion or preemptive rights. The Trust Agreement authorizes the Board of Trustees to classify or reclassify any shares of any portfolio into one or more other portfolio and to create classes in such portfolio. The Trust currently offers two classes of shares of

19

each of its portfolios, the Institutional and Retail Class A classes. Both classes of a portfolio have a common investment objective and investment limitations and policies. Shares of the Retail Class A class of the Municipal Bond Fund are offered by this prospectus. Shares of the Institutional class of the Municipal Bond Fund are offered through a separate prospectus.

TRUSTEES OF THE TRUST

The management and affairs of the Trust are supervised by the Trustees under the laws of Massachusetts. The Trustees supervise the business activities of the Trust and have approved contracts under which, as described above, certain companies provide essential management services to the Trust.

VOTING RIGHTS

All shares of the Trust have equal voting rights and will be voted in the aggregate, and not by series or class, except where voting by series or class is required by law or where the matter involved affects only one series or class. The Trust is not required under Massachusetts law to hold annual meetings of shareholders, but will hold shareholder meetings if required to do so by the 1940 Act. Special meetings may be called for a specific portfolio for purposes such as changing fundamental policies or approving certain contracts. Shareholders will be permitted to call a meeting of shareholders and will receive assistance in communicating with other shareholders, for the purpose of voting upon the removal of any Trustee as long as such shareholder request is in writing and is signed by shareholders of record of no less than 10% of the Trust's outstanding shares.

EXPENSES

The Municipal Bond Fund will incur expenses in the conduct of its operations in addition to the fees to be paid to the Adviser, the Distributor and the Administrator described above. Those expenses will include custodial fees, professional fees, registration fees, printing expenses, certain organizational costs and other third party expenses. See "Estimated Annual Operating Expenses" for an estimate of the amount of such other expenses expressed as a percentage of the Municipal Bond Fund's net assets.

REPORTING

The Trust issues unaudited financial information semiannually and audited financial statements annually. The Trust furnishes proxy statements and other reports to shareholders of record.

SHAREHOLDER INQUIRIES

Shareholder inquiries should be directed to SEI Financial Services Company in writing to 680 East Swedesford Road, Wayne, PA 19087 or by calling 1-800-472-0577.

DIVIDENDS

Substantially all of the net investment income (exclusive of capital gains) of the Municipal Bond Fund is distributed in the form of dividends that are declared daily and paid monthly. Shareholders of record on the last Business Day of each month will be entitled to receive the monthly dividend distribution, which is generally paid on the 10th Business Day of the following month. If any net capital gains are realized, they will be distributed by the Municipal Bond Fund at least annually.

Shareholders automatically receive all income dividends and capital gains distributions in additional shares of the Municipal Bond Fund (which will be issued at the net asset value next determined following the record date), unless the shareholder has elected to take such payment in another form. Shareholders may change their election by providing written notice to the Transfer Agent at least 15 days prior to the change.

Dividends and distributions of the Municipal Bond Fund are paid on a per-share basis. The value of each share will be reduced by the amount of any

20

such payment. If shares are purchased shortly before the record date for a dividend or the distribution of capital gains, a shareholder will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.

THE TRANSFER AGENT

DST Systems, Inc., P.O. Box 419448, Kansas City, Missouri 64141-6448 (the "Transfer Agent") acts as the transfer agent and dividend disbursing agent for the Municipal Bond Fund under a transfer agency agreement with the Trust.

COUNSEL AND INDEPENDENT ACCOUNTANTS

Ballard Spahr Andrews & Ingersoll serves as counsel to the Trust. Deloitte & Touche LLP serves as independent accountants of the Trust.

CUSTODIAN

CoreStates Bank, N.A., Broad and Chestnut Streets, P.O. Box 7618, Philadelphia, PA 19101 (the "Custodian"), acts as custodian of the Trust. The Custodian holds cash, securities and other assets of the Trust as required by the 1940 Act.

DESCRIPTION OF CERTAIN PERMITTED INVESTMENTS

COMMERCIAL PAPER--Commercial paper is a term used to describe unsecured short-term promissory notes issued by banks, municipalities, corporations and other entities. Maturities on these issues vary from a few to 270 days.

FIXED INCOME SECURITIES--Fixed income securities are debt obligations bearing a specified rate of interest during their term that are issued by the United States government and its agencies and instrumentalities, corporations, municipalities and other borrowers.

MONEY MARKET FUNDS--Money market funds are open-end investment companies that are continuously engaged in the issuance of shares. In connection with management of its daily cash positions, the Municipal Bond Fund may invest in money market fund shares having investment objectives and policies consistent with those of the Municipal Bond Fund. Investments by a money market fund are subject to limitations imposed under regulations adopted by the Securities and Exchange Commission. Under these regulations, money market funds may only acquire obligations that present minimal credit risk and that are "eligible securities," which means they are (i) rated, at the time of investment, by at least two nationally recognized security rating organizations (one if it is the only organization rating such obligation) in the highest rating category or, if unrated, determined to be of comparable quality (a "first tier security"), or
(ii) rated according to the foregoing criteria in the second highest rating category or, if unrated, determined to be of comparable quality ("second tier security"). A security is not considered to be unrated if the issuer has outstanding obligations of comparable priority and security that have a short-term rating. In the case of taxable money market funds, investments in second tier securities are subject to the further constraints in that (i) no more than 5% of a fund's assets may be invested in second tier securities and (ii) any investment in securities of any one such issuer is limited to the greater of 1% of the fund's total assets or $1 million. A taxable money market fund may also hold more than 5% of its assets in first tier securities of a single issuer for three "business days" (that is, any day other than a Saturday, Sunday or customary business holiday).

MUNICIPAL LEASE OBLIGATIONS--Municipal lease obligations are securities issued by state and local governments and authorities to finance the acquisition of equipment and facilities. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation interest in any of the above. Municipal lease obligations are subject to the risk that the issuing municipality may fail to appropriate funds for the payments due thereunder in future years. Depending upon the market for such securities, municipal lease obligations

21

may be illiquid. The Trust's Board of Trustee's has adopted guidelines that direct the Municipal Bond Fund's investment adviser to consider the following factors in determining whether municipal lease obligations are liquid securities: (i) the frequency of trades and market quotations for the securities; (ii) the number of dealers willing and ready to purchase and sell the securities; (iii) the number of potential purchasers of the securities; (iv) whether any dealers have agreed to make a market in the securities; (v) the nature of the securities and the nature of marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer; (vi) whether the lease can be cancelled; (vii) what assurances, if any, exist that the assets represented by the lease can be sold;
(viii) the strength of the lessee's general credit; (ix) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operation of the municipality; and (x) the legal recourse in the event of failure to appropriate.

MUNICIPAL SECURITIES--Municipal securities consist of (i) debt obligations issued by or on behalf of public authorities for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, mass transportation, schools, streets and water and sewer works, the refunding of outstanding obligations, for general operating expenses, and for lending such funds to other public institutions and facilities, (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities,
(iii) municipal lease obligations, and (iv) tax-exempt mutual funds, including tax-exempt money market funds.

Municipal securities include both municipal notes and municipal bonds. Municipal notes include general obligation notes, tax anticipation notes, revenue anticipation notes, bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes and participation interests in municipal notes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds and participation interests in municipal bonds.

General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility (tolls from a bridge, for example). Certificates of participation represent an interest in an underlying obligation or commitment, such as an obligation issued in connection with a leasing arrangement. Private activity bonds are bonds that are issued by municipalities, the proceeds of which are used in an activity considered a nonessential government function under the Internal Revenue Code, which may include activities such as construction and operation of airports, convention centers, auditoriums, sports facilities, hospitals and mass commuting facilities. The payment of principal and interest on private activity and industrial development bonds generally is dependent solely on the ability of a facility's user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment.

Economic, business, or political developments might affect all municipal securities of a similar type. To the extent that a significant portion of the Municipal Bond Fund's assets are invested in municipal securities payable from revenue on similar projects, the Municipal Bond Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if its assets were not so invested. For example, certain municipal securities may be obligations of issuers who rely in whole or in part on ad valorem real property taxes as a source of revenue and legislation may have the effect of limiting ad valorem taxes on real property or restricting the ability of taxing entities to increase real property tax revenues. Municipal securities that are payable only from the revenues derived from a particular facility, such as a utility or housing project, may be adversely affected by laws or regulations that make it more difficult for the particular facility to generate revenues

22

sufficient to pay such interest and principal, including laws and regulations that limit the amount of fees, rates or other charges that may be imposed for use of the facility or that increase competition among facilities of that type or that limit or otherwise have the effect of reducing the use of such facilities generally, thereby reducing the revenues generated by the particular facility. If the payment of interest and principal on municipal securities are insured in whole or in part by a government created fund the municipal securities may be adversely affected by laws or regulations that restrict the aggregate insurance proceeds available for payment of principal and interest in the event of a default on such securities. State and local tax revenues generally mirror economic conditions and may be adversely effected by regional or national recessions.

STANDBY COMMITMENTS--Securities subject to standby commitments permit the holder thereof to sell the securities at a fixed price prior to maturity. Securities subject to a standby commitment may be sold at any time at the current market price. However, unless the standby commitment was an integral part of the security as originally issued, it may not be marketable or assignable; therefore, the standby commitment would only have value to the Municipal Bond Fund if it owns the security to which the commitment relates. In certain cases, a premium may be paid for a standby commitment, which premium will have the effect of reducing the yield otherwise payable on the underlying security. The Municipal Bond Fund will limit standby commitment transactions to institutions believed to present minimal credit risk.

U.S. TREASURY OBLIGATIONS--U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS").

For additional information regarding permitted investments see "Description of Permitted Investments" in the Trust's Statement of Additional Information.

23

APPENDIX

DESCRIPTION OF CORPORATE AND MUNICIPAL BOND RATINGS

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degrees.

Debt rated A by S&P has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or an exceptionally stable, margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Bonds which are rated A by Moody's possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated Baa by Moody's are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

Commercial paper rated A by S&P is regarded by S&P as having the greatest capacity for timely payment. Issues rated A are further refined by use of the numbers 1+, 1, 2 and 3 to indicate the relative degree of safety. Issues rated A-1+ are those with an "overwhelming degree" of credit protection. Those rated A-1 reflect a "very strong" degree of safety regarding timely payment. Those rated A-2 reflect a safety regarding timely payment but not as high as A-1.

Commercial paper issuers rated Prime-1 and Prime-2 by Moody's are judged by Moody's to be of the two highest quality ratings on the basis of relative repayment capacity.

DESCRIPTION OF MUNICIPAL NOTE RATINGS

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

   Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

24

   Source of Payment (the more dependent the issue is on the market for its refinancing the more likely it will be treated as a note).

The note rating symbol SP-1 reflects very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) description.

Moody's highest rating for state and municipal and other short-term notes is MIG-1 and VMIG-1. Short-term municipal securities rated MIG-1 or VMIG-1 are of the best quality. They have strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing or both.

TABLE OF CONTENTS
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
Summary..........................................     2
Estimated Annual Operating Expenses..............     4
The Trust........................................     5
Investment Objective and Policies................     5
Risk Factors.....................................     6
Investment Limitations...........................     7
Fundamental Policies.............................     7
The Adviser......................................     7
The Administrator................................     8
The Distributor..................................     9
Purchase, Exchange and Redemption of Shares......     9
Performance......................................    16
Taxes............................................    17
General Information..............................    18
Description of Certain Permitted Investments.....    20
Appendix.........................................    23

                                           [SEI ACHIEVEMENT FUNDS LOGO]

THIS FUND IS OFFERED                       THE ACHIEVEMENT FUNDS
IN CONJUNCTION WITH                        THE ACHIEVEMENT FUNDS TRUST
THE ACHIEVEMENT FUNDS                      RETAIL
(PORTFOLIOS OF CERTAIN                     PROSPECTUS
MUTUAL FUNDS) TO AFFORD                    MUNICIPAL BOND FUND
A CONVENIENT RANGE OF
INVESTMENT CHOICES
TO INVESTORS.
                                           JUNE 1, 1996
DISTRIBUTED BY
SEI FINANCIAL SERVICES COMPANY
680 EAST SWEDESFORD ROAD
WAYNE, PENNSYLVANIA 19087-1658
800-472-0577
ACH-F-019-01